Exhibit 99.1

 © 2020 InterDigital, Inc. All Rights Reserved.  InterDigital Needham ConferenceJanuary 15, 2020

 Agenda  2  Forward-Looking Statements    This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.’s current beliefs, plans and expectations, as to: (i) future results, projections and trends; (ii) its strategy and business plan; (iii) the company’s future revenues and expenses, including its expectations with respect to full year and fourth quarter 2019 revenues and fourth quarter and full year 2019 operating expenses and capitalization costs; (iv) future recurring cost and recurring revenue levels and the timelines for achieving such levels; (v) investments; (vi) partnerships, commercial initiatives and other potential business and revenue opportunities, including through new markets; (vii) technology development timelines; (viii) future global mobile, video, IoT and consumer electronics device shipments and market opportunities; and (ix) the company’s plans to expand its footprint and engagement strategy. Such statements are subject to the safe harbor created by those sections.Words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” “will,” variations of any such words or similar expressions, and graphical timelines representing future estimates or events are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties. Actual outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies; (iv) the entry into additional patent license, patent sales or technology solutions agreements; (v) our ability to successfully identify and launch new commercial businesses; (vi) our ability to successfully identify and expand into new markets; (vii) our ability to enter into partnerships, strategic relationships or complementary investment opportunities on acceptable terms; (viii) the accuracy of market sales projections of the company's licensees, changes in our estimates of fourth quarter 2019 sales by our per-unit licensees, delays in payments from our licensees and related matters; (ix) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional legal proceedings, changes in the schedules or costs associated with legal proceedings or adverse rulings in such legal proceedings; (x) unanticipated costs or expenses; (xi) changes in the company’s strategy going forward; and (xii) changes or inaccuracies in market projections or technology development timelines, as well as other risks and uncertainties, including those detailed in our Annual Report on Form 10-K for the year ended December 31, 2018, and from time to time in our other Securities and Exchange Commission filings. We undertake no duty to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority.  © 2020 InterDigital, Inc. All Rights Reserved.

Why InterDigital, *More than Ever*

One of the largest pure research, innovation and licensing companies in the world



- Over four decades of pioneering wireless innovation
- Now expanded to consumer electronics with a world-class video and AI research team
- Brought to market through substantial contributions to global standards
- The result: new innovation in products, services and networks worldwide
- With our contributions protected by one of largest patent portfolios in the world related to wireless and video technologies

© 2020 InterDigital, Inc. All Rights Reserved.

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InterDigital Research & Innovation

ID

A world-class R&D lab that drives InterDigital's technology development and is a respected participant in international standards & industry activities

5G

Video Technology

IoT

In Our Labs

- 5G & Beyond Cellular Standards
- Mobile Edge Computing
- Spectrum Sharing & Unlicensed Spectrum

- Advanced Video Standards & Platforms
- Immersive and Volumetric Video
- Artificial Intelligence / Machine Learning

- IoT Standards & Platforms
- Intelligent & Autonomous Vehicles
- Drones / UAVs / Robotics

© 2020 InterDigital, Inc. All Rights Reserved.

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 5  © 2020 InterDigital, Inc. All Rights Reserved.    With the expansion into video technologies, InterDigital joins a select group with major standards positions in both wireless and video – perfectly aligned with converged wireless/video devices  VIDEO  WIRELESS

Contributing Technology Worldwide on Two Major Fronts



ID

Unquestioned research leadership

in wireless…

~5,000
contributions to 3GPP & IETF
in past 20 years

$1B+
invested in R&D since 2000

>100
leadership roles in standards, external boards and invited speaking opportunities in 2019 alone

>180 engineers,
80% with advanced degrees, from all over the world

and video

>50/yr
journal and conference papers published

>100/yr
contributions to standards bodies

25+ years
of experience in video compression solutions

© 2020 InterDigital, Inc. All Rights Reserved.

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Consistent Leadership in Major Cellular Standards

In studies by third-party analysts we're aware of since 2012 that have evaluated the share of patents and applications that are likely essential to **3G** and/or **4G** standards...

InterDigital appeared in the **top 4** among patent holders **more than 70%** of the time – among the **highest percentage** of any company

7% – 10%

InterDigital's share of likely 4G SEPs **ranges from 7% – 10%,**

and averages **more than 8%** across these studies,

8%

with InterDigital's LTE portfolio ranked between the **third and fifth strongest** in the industry.

10%

InterDigital's share of likely 3G SEPs **averages close to 10%,**

and our 3G SEP portfolio was ranked as either the **second or third strongest among all industry participants.**

InterDigital did not fund any of these studies. InterDigital does not endorse any particular study or the methodology used by any of these studies, nor does InterDigital endorse a patent counting approach to determining the value of its portfolio and does not subscribe to the idea that all SEPs have an equal value.

© 2020 InterDigital, Inc. All Rights Reserved.

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 8  Video Innovation Captured in Today’s Standards… and Tomorrow’s Solutions  © 2020 InterDigital, Inc. All Rights Reserved.  With the acquisition of the Research & Innovation organization from global video and production services leader Technicolor, InterDigital becomes a key player in light field and immersive technology, point cloud compression, VR and AR production technology, digital doubles, and video encoding/decoding… as well as the key standards in the industry.

A Portfolio that Combines Depth and Breadth Across Technologies

The InterDigital portfolio now brings together **>32,000 patent assets** that show enormous strength in key wireless and video technologies but also broad diversity across the entire gamut of technology needs.



Cellular (incl. 3G, 4G, and 5G)
Video
Apps & Services
Device Hardware/Software
Networking
WiFi

Data as of 12/31/18

***5G standards are in their earliest stages**, but:*

- *Our 5G portfolio is already at close to the size of our 4G portfolio*
- *Only 2 releases of the 5G standard have been finalized – we expect as many as 7 more*
- *The 5G standard comprises a mix of new 5G-specific applications and 3G/4G technologies that remain relevant*

We're confident we're in the top tier of 5G players!

© 2020 InterDigital, Inc. All Rights Reserved.

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Driving a Massive Technology Position on Today's Smartphones

CONNECTED DEVICES

CONSUMER ELECTRONICS

INTERNET OF THINGS


5G (NR): ~5,000 PATENTS/APPLICATIONS
4G (LTE): ~7,000 PATENTS/APPLICATIONS
3G (UMTS): >3,000 PATENTS/APPLICATIONS
Wi-Fi (802.11): ~1,300 PATENTS/APPLICATIONS
HEVC: ~2,000 PATENTS/APPLICATIONS

© 2020 InterDigital, Inc. All Rights Reserved.

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... Which Can Be Expanded Into Three Interconnected Licensing Opportunities


CONNECTED DEVICES
CONSUMER ELECTRONICS
INTERNET OF THINGS
5G (NR): ~5,000 PATENTS/APPLICATIONS
4G (LTE): ~7,000 PATENTS/APPLICATIONS
3G (UMTS): >3,000 PATENTS/APPLICATIONS
Wi-Fi (802.11): ~1,300 PATENTS/APPLICATIONS
HEVC: ~2,000 PATENTS/APPLICATIONS

© 2020 InterDigital, Inc. All Rights Reserved.

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… Which Can Be Expanded Into Three Interconnected Licensing Opportunities

CONNECTED DEVICES

CONSUMER ELECTRONICS

INTERNET OF THINGS



5G (NR): ~5,000 PATENTS/APPLICATIONS

4G (LTE): ~7,000 PATENTS/APPLICATIONS

3G (UMTS): >3,000 PATENTS/APPLICATIONS

Wi-Fi (802.11): ~1,300 PATENTS/APPLICATIONS

HEVC: ~2,000 PATENTS/APPLICATIONS

© 2020 InterDigital, Inc. All Rights Reserved.

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Growth Drivers that Build Logically Over Several Years

Projected 2019 Revenue of **$308.8-$316.8M**

Based on Q4 guidance press release dated 1/6/20. Term of LG license, representing ~10% of 2019 revenue, expires EOY 2020.

LTE CYCLE + VIDEO

CONSUMER ELECTRONICS

IoT

5G

Drive core smartphone recurring annual revenue base to **$500M+**

A projected **$150M** contribution to revenue in 3-5 years (with associated revenue sharing)

An installed base of **>62B** devices by 2022, of which **>10%** will be high-value devices using cellular, as well as IoT middleware

5G

A new market paradigm, that expands cellular wireless beyond handsets into a broad variety of areas and use cases

© 2020 InterDigital, Inc. All Rights Reserved.

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A Capital Allocation Strategy that Balances Future Strength with Returning Value

ID

Show Strength	As a smaller company engaging in licensing discussions with industry giants, a strong balance sheet shows staying power
Ensure R&D Progress	Given the speed of the tech industry, once a company steps off the R&D treadmill, it's almost impossible to step back on
Return Cash to Shareholders	3 dividend increases in 5 years and strategic buyback program ensure balanced return of value to shareholders
Opportunistic Resources	With the Technicolor acquisition completed, some more modest acquisitions or portfolio opportunities remain

- *Since June 2014, we've bought back more than $600 million in shares*
- *We announced another $100 million increase to our buyback authorization in May 2019*
- *Approximately $72 million remains available under the existing buyback authorization*

© 2020 InterDigital, Inc. All Rights Reserved.

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© 2020 InterDigital, Inc. All Rights Reserved.